                                                                                                                                                                            Exhibit 10.25

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

QUOTATION FOR SUPPLY OF GENETIC ANALYSIS PRODUCTS

Prepared by:

Illumina, Inc.

5200 Illumina Way

San Diego, CA, 92122-4616, US

Hereinafter referred to as “Illumina”

Prepared For:

Personalis

Hereinafter referred to as “ Personalis ”

Quotation Number:	[***]
Quotation Date:	November 19, 2019
Expiration Date:	December 31, 2020
Prepared by:	[***]
Phone Number:	[***]
Email:	[***]

Proposal#      [***]                                       Page 1 of 12

Proposal#[***]Page 2 of 12

I.  CUSTOMER INFORMATION

Company or Institution Name:	Personalis
Address:	1330 Obrien Dr, Menlo Park, CA, 94025-1436.

II.  PRODUCT & PRICING INFORMATION

Customer receives the following discount on the product families listed below (excludes promotionally priced consumables, software, hardware or new instrument purchases). For the discount to apply, Customer must agree to the following:

•	This Master Quote, which can be used for multiple purchases, will only be valid until 5:00pm on the expiration date listed on page 1.
•	All Customer Purchase Orders received by Illumina that include this discounted pricing must be in the quoted currency and reference this quotation.
•

All discounts will be applied to Illumina's then current list price. Illumina shall at its sole discretion, adjust discount percentages for future products or for any list price adjustments to the products offered on this Quotation.

•	The pricing and terms of this offer are kept confidential except as needed to execute the purchase.
•	Discount for consumables applies only to the product families specified in the table herein.
•

Customer understands that product pricing stated herein is not inclusive of any applicable shipping, freight and/or taxes. Any estimated shipping and freight charges listed on this quotation may differ from actual charges. Any shipping/freight costs will be pre-paid and charged back to Customer. Customer accepts responsibility for any actual incurred shipping/freight costs.

Product Family	Discount%
MiSeq Sequencing Consumables	[***]
Sample Preparation Consumables	[***]
SBS and Cluster Generation Sequencing Co	[***]
Miscellaneous Sequencing Consumables	[***]

Discount Exception
Catalog #	Product Description	Discount
20012865	NovaSeq 5000/6000 S1 Rgt Kit (100 cyc)	[***]
20012864	NovaSeq 5000/6000 S1 Rgt Kit (200 cyc)	[***]
20012863	NovaSeq 5000/6000 S1 Rgt Kit (300 cyc)	[***]
20012862	NovaSeq 5000/6000 S2 Rgt Kit (100 cyc)	[***]
20012861	NovaSeq 5000/6000 S2 Rgt Kit (200 cyc)	[***]
20012860	NovaSeq 5000/6000 S2 Rgt Kit (300 cyc)	[***]
20012866	NovaSeq 6000 S4 Rgt Kit (300 cyc)	[***]
20027464	NovaSeq 6000 SP Reagent Kit (100 cycles)	[***]
20027465	NovaSeq 6000 SP Reagent Kit (300 cycles)	[***]
20029137	NovaSeq 6000 SP Reagent Kit (500 cycles)	[***]
20021665	NovaSeq Xp 4-Lane Kit	[***]

Proposal#[***]Page 3 of 12

Catalog #	Product Description	List Price (USD)	Customer Price (USD)
MiSeq Sequencing Consumables
MS-102-2003	MiSeq® Reagent Kit v2 (500 cycle)	[***]	[***]
MS-102-2002	MiSeq® Reagent Kit v2 (300 cycle)	[***]	[***]
MS-102-2001	MiSeq® Reagent Kit v2 (50 cycle)	[***]	[***]
MS-102-2023	MSQ® RGT KT v2 (500 CYC)-20 PK	[***]	[***]
MS-102-3001	MiSeq® Reagent Kit v3 (150 cycle)	[***]	[***]
MS-102-3003	MiSeq® Reagent Kit v3 (600 cycle)	[***]	[***]
MS-102-2022	MiSeq® RGT Kit v2 (300 cycle)-20 PK	[***]	[***]
MS-102-2021	MiSeq® RGT Kit v2 (50 cycle) - 20 PK	[***]	[***]
MS-103-1001	MiSeq® Reagent Nano Kit v2 (300 Cycles)	[***]	[***]
MS-103-1002	MiSeq® Reagent Micro Kit v2 (300 Cycles)	[***]	[***]
MS-103-1003	MiSeq® Reagent Nano Kit v2 (500 Cycles)	[***]	[***]
20021681	MiSeq FGx Reagent Micro Kit	[***]	[***]
DX-102-1001	MiSEQDx CF Clinical SEQ Assay (6 Run)"	[***]	[***]
DX-102-1004	MiSeqDx CF 139 Variant Assay (2 Run)"	[***]	[***]
NovaSeq 5000/6000 Sequencing Cons
20012865	NovaSeq 5000/6000 S1 Rgt Kit (100 cyc)	[***]	[***]
20012864	NovaSeq 5000/6000 S1 Rgt Kit (200 cyc)	[***]	[***]
20012863	NovaSeq 5000/6000 S1 Rgt Kit (300 cyc)	[***]	[***]
20012862	NovaSeq 5000/6000 S2 Rgt Kit (100 cyc)	[***]	[***]
20012861	NovaSeq 5000/6000 S2 Rgt Kit (200 cyc)	[***]	[***]
20012860	NovaSeq 5000/6000 S2 Rgt Kit (300 cyc)	[***]	[***]
20012866*	NovaSeq 6000 S4 Rgt Kit (300 cyc)	[***]	[***]
20027464	NovaSeq 6000 SP Reagent Kit (100 cycles)	[***]	[***]
20027465	NovaSeq 6000 SP Reagent Kit (300 cycles)	[***]	[***]
20029137	NovaSeq 6000 SP Reagent Kit (500 cycles)	[***]	[***]
20021665	NovaSeq Xp 4-Lane Kit	[***]	[***]
Sample Preparation Consumables
20014279	SureCell Whl Trans 3 Pr Kt (2 crtg kt )	[***]	[***]
20014280	SureCell Whl Trans 3 Pr Kt (6 crtg kt)	[***]	[***]
20015090	CRUK SMP v2 Consortia	[***]	[***]
20015091	CEU Consortia	[***]	[***]
20015949	TruSeq DNA Idx Kit Pl (96 idx,96 spl)	[***]	[***]
20015960	TruSeq DNA Idx Kit Set A (12 idx,24 spl)	[***]	[***]
20015961	TruSeq DNA Idx Kit Set B (12 idx,24 spl)	[***]	[***]

Proposal#[***]Page 4 of 12

Catalog #	Product Description	List Price (USD)	Customer Price (USD)
20015962	TruSeq DNA PCR-Free LT LPK (24 spl)	[***]	[***]
20015963	TruSeq DNA PCR-Free HT LPK (96 spl)	[***]	[***]
20015964	TruSeq Nano DNA LT LPK (24 spl)	[***]	[***]
20024144	ILMN Free Adptr Blkng Rgnt (12 rxns)	[***]	[***]
20006259	TruSeq Custom Amplicon Dx – FFPE QC	[***]	[***]
20006989	High Thrghpt TruSeq R Enrch DNA LPK	[***]	[***]
20006994	TruSight HLA v1 Box 4 (Post-PCR)	[***]	[***]
20010179	TruSight HLA-B Primers v2 Kit	[***]	[***]
20010184	TruSight Oncology Library Prep	[***]	[***]
20010185	TruSight Oncology DNA Library Prep	[***]	[***]
20010186	TruSight Oncology RNA Library Prep	[***]	[***]
20010187	TruSight Oncology Enrichment	[***]	[***]
20010188	TruSight Tumor 170 Content Set	[***]	[***]
20010190	TruSight HLA-DRB Primers v2 Kit	[***]	[***]
20027216	Nextera Compatible Unique Dual Idx - D	[***]	[***]
20027215	Nextera Compatible Unique Dual Idx - C	[***]	[***]
20027214	Nextera Compatible Unique Dual Idx - B	[***]	[***]
20027213	Nextera Compatible Unique Dual Idx - A	[***]	[***]
20025895	VeriSeq NIPT SMP Prep Kit (24 SMP)	[***]	[***]
20025524	Nextera DNA Flex LPK Enrich (96 Spl)	[***]	[***]
20025523	Nextera DNA Flex LPK Enrich (16 Spl)	[***]	[***]
20025520	Nextera DNA Flex LPK - Small (96 Spl)	[***]	[***]
20025519	Nextera DNA Flex LPK - Small (16 Spl)	[***]	[***]
20024586	TruSight Oncology UMI Reagents	[***]	[***]
20024145	ILMN Free Adptr Blkng Rgnt (48 rxns)	[***]	[***]
20011891	Canadian Consortia Inherited Cancer	[***]	[***]
20015965	TruSeq Nano DNA HT LPK (96 spl)	[***]	[***]
20020590	IDT-TruSeq DNA UD Idx (24 Idx, 96 Spl)	[***]	[***]
20020591	IDT-TruSeq RNA UD Idx (24 Idx, 96 Spl)	[***]	[***]
20020594	TruSeq Stranded mRNA LP (48 Spl)	[***]	[***]
20020595	TruSeq Stranded mRNA LP (96 Spl)	[***]	[***]
20020596	TruSeq Strnd Total RNA LP HMR (48 Spl)	[***]	[***]
20020597	TruSeq Strnd Total RNA LP HMR (96 Spl)	[***]	[***]
20020598	TruSeq Strnd Total RNA LP Gold (48 Spl)	[***]	[***]
20020599	TruSeq Strnd Total RNA LP Gold (96 Spl)	[***]	[***]

Proposal#[***]Page 5 of 12

Catalog #	Product Description	List Price (USD)	Customer Price (USD)
20020610	TruSeq Strnd Total RNA LP Plant (48 Spl)	[***]	[***]
20020611	TruSeq Strnd Total RNA LP Plant (96 Spl)	[***]	[***]
20020612	TruSeq Strnd Total RNA LP Globin(48 Spl)	[***]	[***]
20020613	TruSeq Strnd Total RNA LP Globin(96 Spl)	[***]	[***]
20020614	TruSeq Exome Kit (24 Spl)	[***]	[***]
20020615	TruSeq Exome Kit (96 Spl)	[***]	[***]
20020616	Nextera Exome Kit (24 Spl)	[***]	[***]
20020617	Nextera Exome Kit (96 Spl)	[***]	[***]
20021354	TruSeq Neuro Panel 24/48/4	[***]	[***]
20021356	TruSeq Neuro Panel 96/288/24	[***]	[***]
20022370	IDT for Illumina TruSeq DNA UD Indices	[***]	[***]
20022371	IDT for Illumina TruSeq RNA UD Indices	[***]	[***]
20023394	TruSight cfDNA UMI HiSeq 2500 Kt(48 Spl)	[***]	[***]
20023395	TruSight cfDNA UMI HiSeq 4000 Kt(48 Spl)	[***]	[***]
20015966	TruSight® Lymphoma 40 (8 SMP)	[***]	[***]
20015967	TruSight® Lymphoma 40 (48 SMP)	[***]	[***]
20015968	TruSight® ALL 52 (16 SMP)	[***]	[***]
20015969	TruSight® ALL 52 (96 SMP)	[***]	[***]
20015970	TruSight® Myeloma 43 (16 SMP)	[***]	[***]
20015971	TruSight® Myeloma 43 (96 SMP)	[***]	[***]
20018622	TruSight Tumor 170 LPK - Watson	[***]	[***]
20018704	Nextera DNA Flex LPK (24 SPl)	[***]	[***]
20018705	Nextera DNA Flex LPK (96 SPl)	[***]	[***]
20018706	Flex Lysis reagent Kit	[***]	[***]
20018707	Nextera DNA CD Idx (24 Idx, 24 SPl)	[***]	[***]
20018708	Nextera DNA CD Idx (96 Idx, 96 SPl)	[***]	[***]
20019792	TruSeq RNA CD Idx (96 Idx, 96 Spl)	[***]	[***]
20020181	TruSeq DNA LP for Enrch (24 Spl)	[***]	[***]
20020182	TruSeq DNA LP for Enrch (96 Spl)	[***]	[***]
20020183	Exome Panel (45Mb)	[***]	[***]
20020187	Nextera DNA LP for Enrch (24 Spl)	[***]	[***]
20020188	Nextera DNA LP for Enrch (96 Spl)	[***]	[***]
20020189	TruSeq RNA LP for Enrch (48 Spl)	[***]	[***]
20020490	TruSeq RNA Enrch (12 enrch)	[***]	[***]
20020492	TruSeq RNA Sgl Idx SetA (12 Idx,48 Spl)	[***]	[***]

Proposal#[***]Page 6 of 12

Catalog #	Product Description	List Price (USD)	Customer Price (USD)
20020493	TruSeq RNA Sgl Idx SetB (12 Idx,48 Spl)	[***]	[***]
FC-131-1001	NXTR® XT IDX Kit (24 IDXS, 96 SMP)	[***]	[***]
RT-402-1001	TruSq® Trgtd RNA IDX KtA, 96 IDX 384 SMP	[***]	[***]
FC-132-1001	Nextera® Mate Pair Sample PrepKit	[***]	[***]
RT-401-1001	TruSeq® Trgtd RNA IDX Kt, 48 IDX 192 SMP	[***]	[***]
IP-202-1024	TruSeq® ChIP SMP Prep Kit 48 SMP-Set B	[***]	[***]
IP-202-1012	TruSeq® ChIP SMP Prep Kit 48 SMP-Set A	[***]	[***]
AB0007	FusionPlex® CTL, for Illumina®	[***]	[***]
FC-121-0202	TruSight™ Cancer Sequencing Panel	[***]	[***]
FC-121-0205	TruSight Inherited Disease SEQ Panel"	[***]	[***]
FC-130-1010	TruSight™ Myeloid Sequencing Panel	[***]	[***]
RT-402-1002	TruSq® Trgtd RNA IDX KtB, 96 IDX 384 SMP	[***]	[***]
RT-402-1003	TruSq® Trgtd RNA IDX KtC, 96 IDX 384 SMP	[***]	[***]
RT-402-1004	TruSq® Trgtd RNA IDX KtD, 96 IDX 384 SMP	[***]	[***]
FC-140-1101	TruSite RPD CPTR KT (1INX 8 SMP)	[***]	[***]
FC-140-1102	TruSite RPD CPTR KT (2INX 8 SMP)	[***]	[***]
FC-140-1103	TruSite RPD CPTR KT (4INX 16 SMP)	[***]	[***]
FC-140-1104	TruSite RPD CPTR KT (24 INX 48 SMP)	[***]	[***]
FC-140-1105	TruSite RPD CPTR KT (24 INX 96 SMP)	[***]	[***]
FC-140-1106	TruSite RPD CPTR KT (96 INX 288 SMP)	[***]	[***]
AB0005	FusionPlex® Solid Tumor, for Illumina®	[***]	[***]
FC-131-1096	NXTR® XT DNA SMP Prep Kit (96 SMP)	[***]	[***]
SA0045	MBC Adapters A41-A48 for Illumina®	[***]	[***]
SA0044	MBC Adapters A33-A40 for Illumina®	[***]	[***]
SA0043	MBC Adapters A25-A32 for Illumina®	[***]	[***]
SA0042	MBC Adapters A17-A24 for Illumina®	[***]	[***]
SA0041	MBC Adapters A9-A16 for Illumina®	[***]	[***]
SA0040	Archer® MBC Adapters A1-A8 for Illumina®	[***]	[***]
RS-200-0012	TruSeq® Small RNA SMP PrepKit v2set A	[***]	[***]
RS-200-0024	TruSeq® Small RNA SMP PrepKit v2 set B	[***]	[***]
RS-200-0036	TruSeq® Small RNA SMP PrepKit v2 set C	[***]	[***]
RS-200-0048	TruSeq® Small RNA SMP PrepKit v2 set D	[***]	[***]
AB0019	FusionPlex® Lymphoma, for Illumina®	[***]	[***]
AB0017	FusionPlex® Pan-Heme, for Illumina®	[***]	[***]
AB0015	FusionPlex® Myeloid, for Illumina®	[***]	[***]

Proposal#[***]Page 7 of 12

Catalog #	Product Description	List Price (USD)	Customer Price (USD)
AB0013	FusionPlex® ALL, for Illumina®	[***]	[***]
15027865	NX#-TDE1,TGMNT DNA ENZ,24RXN,FINISH REAG	[***]	[***]
15027866	NX#-TD,TAGMENT DNA BUFFER,FINISH REAG	[***]	[***]
RS-122-2001	Kit, TruSeq RNA SMP Prep Kit-v2, 48,SetA	[***]	[***]
RS-122-2002	Kit, TruSeq RNA SMPle Prep Kit-v2	[***]	[***]
AB0011	FusionPlex® Heme v2, for Illumina®	[***]	[***]
AB0009	FusionPlex® Oncology Research	[***]	[***]
FC-130-1003	TruSeq® CTM AMPLCN IDXKit 96 IDX,384 SMP	[***]	[***]
FC-130-1007	TruSq® IDX PLT Fixture&Collar Kt 2 Each	[***]	[***]
FC-130-1005	TruSeq® Index Plate Fixture Kit	[***]	[***]
FC-130-1006	TruSeq CSTM Amplicon FLTRPlate 1 Plate)"	[***]	[***]
RS-200-1001	TruSeq™ RNA EPH Reagent Tube	[***]	[***]
FC-131-1024	NXTR® XT DNA SMP Prep Kit (24 SMP)	[***]	[***]
FC-121-9999	TruSeq® FFPE DNA Library PrepQC Kit	[***]	[***]
OP-101-1001	TruSight® Tumor 15 Kit	[***]	[***]
20029226	TST One Expanded - Oligos (36 Spl)	[***]	[***]
FC-133-1001	NXTR® XT LIB Prep KT PulseNet (96 SMP)	[***]	[***]
OP-101-1002	TruSight® Tumor 15	[***]	[***]
OP-101-1004	TruSight Tumor 170	[***]	[***]
RH-200-1001	VeriSeq NIPT SMP Prep Kit(48 SMP)	[***]	[***]
RH-200-1002	VeriSeq NIPT SMP Prep Kit(96 SMP)	[***]	[***]
FC-151-1002	TruSeq Methyl Capture EPIC Kit (12 smp)	[***]	[***]
FC-151-1003	TruSeq Methyl Capture EPIC Kit (48 smp)	[***]	[***]
20028825	TG TruSeq Nano DNA HT SMPPrep Kt 96 SMP	[***]	[***]
FC-141-2007	TruSight One Expanded Seq Panel (36 smp)	[***]	[***]
RS-303-1002	TruSight RNA Pan-Cancer Panel 48smp-SetA	[***]	[***]
RS-303-1003	TruSight RNA Pan-Cancer Panel 48smp-SetB	[***]	[***]
RS-304-1002	TruSight® RNA Fusion Panel 48SMP - Set A	[***]	[***]
RS-304-1003	TruSight® RNA Fusion Panel 48SMP - Set B	[***]	[***]
20028821	TruSight Tumor 170 Kit - NextSeq v2.5	[***]	[***]
20000902	SeqLab TruSeq DNA PCR-Free LibraryPrepHT	[***]	[***]
20000903	SeqLab TruSeq Nano DNA Library Prep HT	[***]	[***]
20028216	TruSight Onco 500 DNA/RNA Kt,NSQ(24 Spl)	[***]	[***]
20028215	TruSight Onco 500 DNA/RNA Kt (24 Spl)	[***]	[***]
20028214	TruSight Onco 500 DNA Kt, NSQ (48 Spl)	[***]	[***]

Proposal#[***]Page 8 of 12

Catalog #	Product Description	List Price (USD)	Customer Price (USD)
20028213	TruSight Onco 500 DNA Kt (48 Spl)	[***]	[***]
20005170	TruSight HLA v2 (24 samples Automated)	[***]	[***]
20005718	TruSeq Custom Amplicon Kit Dx	[***]	[***]
FC-452-1001	ForenSeq™ Human Sequencing Control	[***]	[***]
FC-141-1006	TruSight One SEQ Panel(9 SMPles)	[***]	[***]
AB0003	FusionPlex® Sarcoma, for Illumina®	[***]	[***]
AB0001	FusionPlex® Alk Ret Ros1 v2	[***]	[***]
20032629	TST170 Kit-NextSeq v2.5(24spl)+PierianDx	[***]	[***]
20032628	TST170 Kit (24 Samples)+PierianDx	[***]	[***]
20032627	TSO500 DNA/RNA Kit NextSeq (24)PierianDx	[***]	[***]
20032626	TSO500 DNA/RNA Kit (24Spl)+PierianDx	[***]	[***]
20032625	TSO500 DNA Kit NextSeq (48Spl)+PerianDx	[***]	[***]
20032624	TSO500 DNA Kit (48 samples)+PierianDx	[***]	[***]
FC-141-1007	TruSight One SEQ Panel(36 SMPles)"	[***]	[***]
FC-141-1010	TrSt-Crd-Sq-Kt(MSQ®,12 spls,v2 Ch)	[***]	[***]
FC-141-1011	TrSt-Crd-Sq-Kt(NSQ®,48 spls,Mid OTP)	[***]	[***]
20029551	TST Hereditary Cancer – oligos (48 spl)	[***]	[***]
20029550	TruSeq Neuro - oligos (48 spl)	[***]	[***]
FC-131-2001	NXTR® XT IDX Kt v2 Set A 96 IDXS,384 SMP	[***]	[***]
FC-131-2002	NXTR® XT IDX Kt v2 Set B 96 IDXS,384 SMP	[***]	[***]
FC-131-2003	NXTR® XT IDX Kt v2 Set C 96 IDXS,384 SMP	[***]	[***]
FC-131-2004	NXTR® XT IDX Kt v2 Set D 96 IDXS,384 SMP	[***]	[***]
20029274	TG Library Prep Partner Kit	[***]	[***]
FC-142-1001	TruSight HLA Seq Panel (24 smp)	[***]	[***]
FC-451-1001	ForenSeq™ Index Adapter Fixture	[***]	[***]
20029229	TST Cardio - Oligos (48 Spl)	[***]	[***]
20029227	TST One - Oligos (36 Spl)	[***]	[***]
SBS and Cluster Generation Sequencing Co
FC-401-4003	HiSeq® SBS Kit v4 (250 Cycle)	[***]	[***]
FC-402-4023	HiSeq® Rapid SBS Kit v2 (500 cycles)	[***]	[***]
FC-402-4021	HiSeq® Rapid SBS Kit v2 (200 cycles)	[***]	[***]
FC-402-4022	HiSeq® Rapid SBS Kit v2 (50 cycles)	[***]	[***]
GD-401-3001	TruSeq® SR Cluster Kit v3 – cBot™ - HS	[***]	[***]
PE-401-3001	TruSeq® PE Cluster Kit v3 – cBot™ - HS	[***]	[***]
FC-401-3001	TruSeq SBS KIT v3 - HS (200 CYCLES)	[***]	[***]

Proposal#[***]Page 9 of 12

Catalog #	Product Description	List Price (USD)	Customer Price (USD)
FC-401-3002	TruSeq SBS KIT v3 - HS (50 CYCLES)	[***]	[***]
FC-401-4002	HiSeq® SBS Kit v4 (50 Cycle)	[***]	[***]
PE-402-4002	HiSeq® Rapid PE Cluster Kit v2	[***]	[***]
GD-402-4002	HiSeq® Rapid SR Cluster Kit v2	[***]	[***]
GD-401-4001	HiSeq® SR Cluster Kit v4 – cBot™	[***]	[***]
20006992	High Throughput HiSeq SBS Kit (150 cyc)	[***]	[***]
20006991	High Throughput HiSeq PE Cluster Kit	[***]	[***]
PE-401-4001	HiSeq® PE Cluster Kit v4 – cBot™	[***]	[***]
15056112	HiSeq® Rapid SBS Kit - FunnelBottle Caps	[***]	[***]
15037576	HiSeq® Flowcell Gaskets 4 Pack	[***]	[***]
SBS and Cluster Generation Sequencing Co
DX-502-1003	Index Adapter Replacement Caps	[***]	[***]
FC-901-1003	KIT,BRIDGE MANIFOLD,CLUSTER STATION	[***]	[***]
FC-800-1001	TruSeq® Nano DNA Accessory Kit	[***]	[***]
PE-121-1003	TruSEQ Dual IDX SEQ PRMR Kit, Paired End	[***]	[***]
FC-121-1003	TruSEQ Dual IDX SEQ PRMR Kt, Single Read	[***]	[***]
FC-110-3001	PhiX CONTROL V3 KIT	[***]	[***]
GD-304-2001	TruSq v2 cBot Multi-PRMR Re-Hybrdztn Kt	[***]	[***]
SY-401-2015	KIT,CBOT MANIFOLD,HiSEQ	[***]	[***]
GD-403-4001	HSQ® Multi-PRMR Rehybridization Kit v4	[***]	[***]
20015892	HT1 Buffer	[***]	[***]
20012552	MiSeqDx Reagent Kit v3	[***]	[***]
20005160	cBot 2 Barcoded Strip Tubes (8 well)	[***]	[***]
15073345	Streck cell free DNA BCT (CE)	[***]	[***]
GD-310-1001	HSQ® 3k/4k cBot Multi-PRMR ReHYBRID Kit	[***]	[***]
MS-102-9999	MiSeq® Disposable Wash Tubes	[***]	[***]
GD-404-1001	HiSeq® Rapid Rehybridization Kit	[***]	[***]
CT-403-2001	HiSeq® Rapid Duo cBot™ SampleLoading Kit	[***]	[***]
FC-110-3002	NextSeq™ PhiX Control Kit	[***]	[***]

* Fixed Price is active for this material.
Post Pricing Message: Payment Terms for the account is Net 60

III.  CONDITIONS OF SALE

By submitting an order, Customer accepts and agrees that the Terms and Conditions is the sole and exclusive agreement between Customer and Illumina with respect to the Illumina products and/or services as described above and accepts all other terms of this quotation.
NOTWITHSTANDING THE FOREGOING, IF ILLUMINA AND CUSTOMER HAVE ENTERED INTO A VALID AND ENFORCEABLE AGREEMENT GOVERNING THE ILLUMINA PRODUCTS AND/OR SERVICES DESCRIBED ABOVE, THE ORDER OF PRECEDENCE BETWEEN THE AGREEMENT AND THE TERMS AND CONDITIONS SHALL BE AS FOLLOWS: IN THE EVENT OF A CONFLICT

Proposal#[***]Page 10 of 12

BETWEEN THE TERMS OF THE AGREEMENT AND THE TERMS AND CONDITIONS, OR IF THE AGREEMENT INCLUDES ADDITIONAL TERMS NOT ADDRESSED IN THE TERMS AND CONDITIONS, THE AGREEMENT SHALL GOVERN WITH RESPECT TO SUCH TERMS.
Illumina does not supply plastics such as microplates or pipette tips for use in the listed assays and these are not included in the consumables pricing provided; however, as a result of the highly multiplexed nature of all assays, plastics alone contribute minimally to the final cost.

Customer and Illumina agree as follows:

•	Customer’s purchase of the products referenced in this Quotation is not conditioned on future performance characteristics or applications, whether or not realized.
•	Unless otherwise agreed by Illumina in writing, Illumina will not assist Customer in developing, testing, or validating unsupported applications.
•	Illumina will not replace any consumables or reagent kits if the cause of any performance failure is due to unsupported applications.
•	Illumina is unable to provide any assurances or guarantee that the performance of the products referenced in this Quotation will match published specifications when used for unsupported applications.

IV.  SHIP HOLD

In cases where this Quotation does not include a pre-defined ship schedule, the following ship hold terms shall apply:

•

All orders must have a defined ship schedule. The initial ship date must be no later than three (3) months from the date the purchase order is received by Illumina (as provided in the Order Confirmation) and the entire order must be shipped complete within twelve (12) months from Illumina’s receipt of the purchase order.

•	Any exceptions to these ship hold terms must be agreed to in writing by Illumina and the Customer must pre-pay at least fifty percent (50%) of the purchase order amount of the affected shipments.
•	Customers may request two (2) shipment delays for any single purchase order. The total months of delayed shipment for shipments associated with a single purchase order shall not exceed six (6) months.
•

If Customer has requested a delayed shipment, Illumina reserves the right to change the lead time necessary to initiate Customer’s first shipment (which may be longer than the lead time quoted at the time of the order placement).

•	If Customer cannot take shipment in accordance with these terms, Illumina reserves the right to cancel the order in its entirety without any liability to the Customer.

V.  HOW TO ORDER

RUO & DX Goods, Instruments and Warranty Coverage (including BlueGnome)

For all consumable orders:

For all other orders:

Please submit your institutional Purchase Order and a complete copy of this quotation to the attention of:

Illumina Customer Service

customerservice@illumina.com

Phone: +1.858.202.4566
Toll Free: +1.800.809.ILMN (4566)
Fax: +1.858.202.4766

Please submit your order online through MyIllumina (http://my.illumina.com).

VI.  EXPIRATION OF OFFER

The offer contained in this document is revocable at the sole discretion of Illumina if not executed by Customer and a purchase order received by Illumina before 5:00 pm Pacific Time on the expiration date shown on page 1 of this quotation.

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Terms and Conditions of Sale

http://www.illumina.com/content/dam/illumina-marketing/documents/terms-conditions/united-states/usa-terms-and-conditions-of-sale- general.pdf. Additionally, if Customer is purchasing Illumina professional consulting services as relate to instruments, Customer environment or workflows (in all cases, excluding instrument warranty services) ("Professional Services"), Customer agrees such Professional Services are exclusively governed by the Terms and Conditions - Services (Professional Services) located here: http://www.illumina.com/content/dam/illumina-marketing/ documents/company/terms-and-conditions-services.pdf